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                                 EXHIBIT 23(a)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1995, included in Public Service Company of Oklahoma's Annual Report on Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.


                                      ARTHUR ANDERSEN LLP



Tulsa, Oklahoma
February 15, 1996